WELLS FARGO FUNDS TRUST

Equity Value Fund
Class A, Class B, Class C, Class I and Institutional Class

Supplement dated May 147, 2003, to the Prospectus
for the Class A, Class B and Class C shares
dated February 1, 2003, as supplemented May 7, 2003, and
to the Prospectus for the Institutional Class shares dated February 1, 2003

Effective immediately, the Equity Value Fund is closed to new investors.

At its May 6, 2003, regular meetingBoard Meeting, Tthe Board of Trustees of the Wells Fargo Funds Trust has unanimously approved the reorganization of the Wells Fargo Equity Value Fund into the Wells Fargo Wells Fargo Equity Income Fund (the "Reorganization"). In the rReorganization, the Equity Value Fund will transfer all of its assets and liabilities into the Equity Income Fund.Fund in exchange for shares of the same class of the Equity Income Fund having equivalent value to the net assets transferred.

Shareholder approval of the Reorganization is not required. A prospectus for the Equity Income Fund will be provided to shareholders shortly after the completion of the Reorganization. The rReorganization is expected to occurbe completed in June 2003 .and upon its its completion, completion, the Equity Value Fund will be liquidatedcease operations.

WELLS FARGO FUNDS TRUST

Small Cap Opportunities Fund
Institutional Class

Supplement dated May 14, 2003, to the
Prospectus dated February 1, 2003

Effective May 19, 2003, the Institutional Class of the Small Cap Opportunities Fund will be re-opened to new investors.